EXHIBIT 32.1
CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Selwyn Joffe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
     1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Selwyn Joffe
Selwyn Joffe
Chief Executive Officer
October 19, 2007

     In connection with the Annual Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Mervyn McCulloch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
     1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mervyn McCulloch
Mervyn McCulloch
Chief Financial Officer
October 19, 2007

     The foregoing certifications are being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-K. A signed original of each of these statements has been provided to Motorcar Parts of America, Inc. and will be retained by Motorcar Parts of America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.